ETF8‑P1 07/25
FRANKLIN TEMPLETON ETF TRUST (THE “TRUST”)
SUPPLEMENT DATED JULY 22, 2025
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED JANUARY 21, 2025 OF
EACH FUND LISTED IN SCHEDULE A

I.	Effective on or about August 1, 2025, Franklin International Dividend Multiplier Index ETF will be renamed Franklin International Dividend Booster Index ETF.

II.	Effective on or about August 1, 2025, Franklin U.S. Dividend Multiplier Index ETF will be renamed Franklin U.S. Dividend Booster Index ETF.
SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus, and SAI

Franklin International Dividend Multiplier Index ETF	January 21, 2025

Franklin U.S. Dividend Multiplier Index ETF	January 21, 2025
Please retain this supplement with your Summary Prospectus, Prospectus and SAI for future reference.